EXHIBIT 10.4
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECOND AMENDMENT TO
REPUBLIC JET SERVICE AGREEMENT
BETWEEN
US AIRWAYS, INC.
AND
REPUBLIC AIRLINE INC.

This Second Amendment (this “Second Amendment”) to the Republic Jet Service Agreement between US Airways, Inc. (“US Airways”) and Republic Airlines Inc. (“Republic”) dated as of September 2, 2005 (the “Agreement”) is made and entered into as of this 21st day of July, 2006.

WHEREAS, US Airways and Republic have entered into the Agreement; and

WHEREAS, US Airways and Republic wish to amend certain provisions of the Agreement on the terms and conditions set forth herein; and

WHEREAS, US Airways and Chautauqua Airlines, Inc. (“Chautauqua”) are parties to that certain Amended and Restated Chautauqua Jet Service Agreement between US Airways, Inc. and Chautauqua Airlines, Inc., dated as of April 26, 2005 (the “Chautauqua Agreement”); and

WHEREAS, contemporaneously herewith US Airways and Chautauqua are entering into a First Amendment to the Chautauqua Agreement (the “Chautauqua Amendment”);

NOW THEREFORE, for and in consideration of the foregoing premises and the mutual covenants and obligations hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, US Airways and Republic hereby agree as follows:

1. Certain Definitions. All capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. In addition, the following term shall have the meanings set forth below:

“New Aircraft” - shall mean the 30 Embraer 175 aircraft to be placed into Service under the terms of this Second Amendment or such other aircraft as may be substituted therefore pursuant to the terms of Section 2.8 of the Agreement. The “New Aircraft” shall be deemed included in the definition of “Aircraft” set forth in Section 2.1. Republic acknowledges that US Airways currently has orders and options with Embraer for Embraer 175 aircraft (the “US Airways’ Order/Option Aircraft”). US Airways and Republic shall cause Embraer to transfer the US Airways’ Order/Option Aircraft to Republic such that the New Aircraft to be placed into Service will be from the US Airways’ Order/Option Aircraft. Prior to delivery of any New Aircraft, Republic shall provide written evidence to US Airways of Embraer’s transfer of the US Airways’ Order/Option Aircraft to Republic.

2. Certain Provisions of the Republic Agreement. The following provisions of the Republic Agreement shall apply to the New Aircraft mutatis mutandis: Article 1 (Compliance with Regulations); Article 2 (Air Transportation Services to be Provided by Republic), excluding Sections 2.9(a) and 2.14; Article 3 (Operation Under the “US Airways Express” Name); Article 4 (US Airways’ Support Services and Facilities); Sections 5.1 through 5.7 of Article 5 (Purchase of Available Seat Miles (“ASMs”); Article 6 (Liability, Indemnification and Insurance); Sections 7.2, 7.3, 7.4 and 7.5 of Article 7 (Term and Termination); Article 8 (Performance Adjustments); Article 9 (Service Mark License For Services Provided Pursuant to this Agreement); Article 10 (Force Majeure); Section 12.8 of Article 12 (Miscellaneous) and Exhibit 2.2 (Schedule Requirements).

3. Spare Aircraft. Section 2.9(a) of the Agreement shall be amended by deleting such section and replacing it with the following:

“(a) Republic shall designate [*] of the EMB Aircraft, [*] of the New Aircraft until November 30, 2007 and a total of [*] of the New Aircraft after November 30, 2007 as “Spare Aircraft.” For the purposes of calculating the payment to Republic as described in Article 5 of this Agreement, Spare Aircraft shall not be included as Aircraft in Service, but US Airways shall pay to Republic certain associated Direct Costs as detailed in the Pricing Model, such as insurance, property taxes and aircraft ownership costs. For the purposes of calculating the schedule requirements as described in Exhibit 2.2 to this Agreement, the Spare Aircraft shall not be included.”

4. In Service Dates. The New Aircraft shall be placed into Service during the months set forth for each New Aircraft on Schedule 5.1(b) hereof. Republic shall provide US Airways with at least ninety (90) days’ prior written notice of the week each New Aircraft will be placed into Service and at least sixty (60) days’ prior written notice of the date on which each New Aircraft will be placed into Service.

5. Pricing Model. The Agreement shall be amended by adding the Exhibit 5.1 - Pricing Model for EMB 175s attached hereto. Payment of all sums due under Article 5 for each New Aircraft shall commence on the date each New Aircraft is first placed into Service.
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*Confidential

6.	Term. Section 7.1(b) of the Agreement shall be amended by deleting such section and replacing it with the following:

“The term of this Agreement (the “Term”) (i) with respect to the EMB Aircraft shall commence on September 4, 2005, and continue until September 4, 2015, and (ii) with respect to each New Aircraft shall commence on the in Service date of such New Aircraft and continue until the day prior to the twelfth (12th) anniversary of the date that such New Aircraft is first placed into Service, in all cases subject to the prior termination of this Agreement pursuant to Article 7 hereof.”

7.	Notices. The persons to receive notices on behalf of US Airways in Article 11 of the Agreement shall be deleted and replaced with the following:

Andrew Nocella	with a copy delivered to:
Senior Vice President - Planning	Deputy General Counsel
4000 E. Sky Harbor Boulevard	4000 E. Sky Harbor Boulevard
Phoenix, Arizona 85034	Phoenix, Arizona 85034
andrew.nocella@usairways.com	Fax: (480) 693-5932
Telephone: (480) 693-8222
Fax: (480) 693-5954

8.	Schedule Requirements. Exhibit 2.2 of the Agreement shall be amended as follows:

(a) Section 3 of Exhibit 2.2 shall be deleted and replaced with the following:

    [*]

(b) Each of Sections 4 and 7 of Exhibit 2.2 shall be amended to add [*] and either [*] or [*] as Republic may elect pursuant to Section 3 of Exhibit 2.2, as amended.

9.	Modifications. Republic shall modify, at its sole expense, each of the existing EMB-170s from a seventy-two (72) to a seventy-six (76) seat configuration during the normal heavy check for each aircraft.

Except as amended hereby, the Agreement remains in full force and effect and unchanged in all respects. Upon its execution by the parties, this Second Amendment together with the Agreement, will be the complete and binding understanding of the parties with respect to the subject matter hereof.

(signature page follows)

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*Confidential

IN WITNESS WHEREOF, US Airways and Republic have caused this Second Amendment to be executed by their duly authorized representatives on the day and year first above written.

REPUBLIC AIRLINE INC.	US AIRWAYS, INC.
/s/ Bryan Bedford	/s/ W. Douglas Parker

Name: Bryan Bedford Title: President	Name: W. Douglas Parker Title: Chairman, President & CEO

Exhibit 5.1 - Pricing Model for EMB 175s
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*  Confidential

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*Confidential

Exhibit 5.1(a)

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*Confidential

Exhibit 5.1 (b)
E175 Aircraft Delivery
Schedule

Aircraft	In-Service	Aircraft	In-Service
No.	Date	No.	Date

1	[*]	16	[*]
2	[*]	17	[*]
3	[*]	18	[*]
4	[*]	19	[*]
5	[*]	20	[*]
6	[*]	21	[*]
7	[*]	22	[*]
8	[*]	23	[*]
9	[*]	24	[*]
10	[*]	25	[*]
11	[*]	26	[*]
12	[*]	27	[*]
13	[*]	28	[*]
14	[*]	29	[*]
15	[*]	30	[*]

Note: The in-service dates reflect best estimates at the date of signing.
Contractor will advise US Airways at least 30 days in advance of the actual in-service date of each E175 Aircraft

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* Confidential